WARRANT

NUMBER 2006 - Unit Offering (Can) #«Warrant_Certificate_No»      DATE: December 14, 2006

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR ANY STATE SECURITIES LAWS, AND MAY BE OFFERED, SOLD, PLEDGED, TRANSFERRED OR OTHERWISE DISPOSED OF ONLY (A) TO THE CORPORATION; (B) PURSUANT TO A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE U.S. SECURITIES ACT; (C) WITHIN THE UNITED STATES IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATIONS UNDER THE U.S. SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS, AND THE SELLER HAS FURNISHED TO THE CORPORATION AN OPINION TO SUCH EFFECT FROM COUNSEL OF RECOGNIZED STANDING REASONABLY SATISFACTORY TO THE CORPORATION PRIOR TO SUCH OFFER, SALE OR TRANSFER.”

"UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE THE DATE THAT IS FOUR (4) MONTHS AND ONE (1) DAY AFTER THE LATTER OF DECEMBER 14, 2006; AND (ii) THE DATE THE ISSUER BECAME A REPORTING ISSUER IN THE PROVINCE OR TERRITORY."
Warrant to Purchase Common Stock
Of
WESCORP ENERGY INC.

This Warrant to Purchase Common Stock (this "Warrant”) is issued December 14, 2006, by Wescorp Energy Inc., a Delaware corporation (the "Company"), to «Holders_Name» (the "Holder").

1.  Issuance of Warrant Term. The Company hereby grants to Holder, subject to the provisions hereinafter set forth, the right to purchase «Number_of_Shares» shares of common stock $0.001 Par value per share, of the Company (the "Common Stock"). The shares of Common Stock issuable upon exercise of this Warrant are hereinafter referred to as the "Shares". This Warrant shall be exercisable at any time after 4:00 p.m. MST on December 14, 2006 until 4:00 p.m. MST December 14, 2008 (the "Expiry Date") except as provided hereunder or otherwise cancelled or exchanged as provided herein.

2.  Exercise Price. The exercise price per share for which all or any of the Shares may be purchased pursuant to the terms of this Warrant shall be US$0.75.

3.  Exercise Conditions.

(a)
This Warrant may be exercised by Holder in whole or in part, upon delivery of written notice of intent to the Company at the address of the Company set forth in Section 11 below or such other address as the Company shall designate in written notice to Holder, together with this Warrant and payment (in the manner described in Section 3(c) below) for the aggregate Exercise Price of the Shares so purchased. Upon exercise of this Warrant as aforesaid, the Company shall as promptly as practicable execute and deliver to Holder a certificate or certificates for the total number of whole Shares for which this Warrant is being exercised in such names and denominations as are requested by Holder. If this Warrant shall be exercised with respect to less than all of the Shares, Holder shall be entitled to receive a new Warrant covering the number of Shares in respect of which this Warrant shall not have been exercised, which new Warrant shall in all other respects be identical to this Warrant.

(b)
Notwithstanding the foregoing, if at any time after one hundred eighty (180) days from the date of issue of the Warrant and prior to the Expiry Date, the weighted average trading price of the Shares on the NSAD OTC Bulletin Board (or such other stock exchange upon which the common stock of the Company may be listed and posted for trading), for the previous ten (10) trading days was at least $1.50 per Share, then the Warrants shall be deemed exercised upon the Company sending written notice thereof to the Holder at the address set forth in Section 11 below. If, within thirty (30) days of the date of such written notice, the Holder has not delivered this Warrant Certificate and payment (in the manner described in Section 3(c) below) for the aggregate Exercise Price of the Shares, this Warrant shall be deemed cancelled and of no force and effect.

(c)
Payment for the Shares to be purchased upon exercise of this Warrant may be made by wire transfer or by the delivery of a certified or cashier's check payable to the Company for the aggregate Exercise Price of the Shares to be purchased. All payments shall be in U.S. Dollars.

4.  Covenants and Conditions. The above provisions are subject to the following:

(a)
Neither this Warrant nor the Shares have been registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws ("Blue Sky Laws"). This Warrant and the Shares have been acquired by the Holder for investment purposes and not with a view to distribution or resale, and the Shares may not be made subject to a security interest, pledged, hypothecated, sold or otherwise transferred without an effective registration statement therefor under the Act and such applicable Blue Sky Laws or an opinion of counsel (which opinion and counsel rendering same shall be reasonably acceptable to the Company) that the registration is not required under the Act and under any applicable Blue Sky Laws. Certificates representing the Shares shall bear substantially the following legend:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR ANY STATE SECURITIES LAWS, AND MAY BE OFFERED, SOLD, PLEDGED, TRANSFERRED OR OTHERWISE DISPOSED OF ONLY (A) TO THE CORPORATION; (B) PURSUANT TO A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE U.S. SECURITIES ACT; (C) WITHIN THE UNITED STATES IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATIONS UNDER THE U.S. SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS, AND THE SELLER HAS FURNISHED TO THE CORPORATION AN OPINION TO SUCH EFFECT FROM COUNSEL OF RECOGNIZED STANDING REASONABLY SATISFACTORY TO THE CORPORATION PRIOR TO SUCH OFFER, SALE OR TRANSFER.

"UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE THE DATE THAT IS FOUR (4) MONTHS AND ONE (1) DAY AFTER THE LATTER OF DECEMBER 14, 2006 (DISTRIBUTION DATE); AND (ii) THE DATE THE ISSUER BECAME A REPORTING ISSUER IN THE PROVINCE OR TERRITORY."

Other legends as required by applicable federal and state laws may be placed on such certificates. Holder and the Company agree to execute such documents and instruments as counsel for the Company reasonably deems necessary to effect compliance of the issuance of this Warrant and any Shares issued upon exercise hereof with applicable federal and state securities laws.

(b)
The Company covenants and agrees that all Shares which may be issued upon exercise of this Warrant will, upon issuance and payment therefor, be legally and validly issued and outstanding, fully paid and non-assessable.

5.  Warrantholder not Stockholder. This Warrant does not confer upon Holder any voting rights or other rights as a stockholder of the Company.

6.  Certain Adjustments.

(a)
Capital Reorganizations, Mergers, Consolidations or Sales of Assets. If at any time there shall be a capital reorganization (other than a combination or subdivision of Common Stock otherwise provided for herein), a share exchange (subject to and duly approved by the stockholders of the Company) or a merger or consolidation of the Company with or into another corporation, or the sale of the Company's properties and assets as, or substantially as, an entirety to any other person, then, as a part of such reorganization, share exchange, merger, consolidation or sale, lawful provision shall be made so that Holder shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified in this Warrant and upon payment of the Exercise Price, the number of shares of stock or other securities or property of the Company or the successor corporation resulting from such reorganization, share, exchange, merger, consolidation or sale, to which Holder would have been entitled under the provisions of the agreement in such reorganization, share exchange, merger, consolidation or sale if this Warrant had been exercised immediately before that reorganization, share exchange, merger, consolidation or sale. In any such case, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of Holder after the reorganization, share exchange, merger, consolidation or sale to the end that the provisions of this Warrant (including Adjustment of the Exercise Price then in effect and the number of the Shares) shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

(b)
Splits and Subdivisions. If the Company at any time or from time to time fixes a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of the holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter referred to as the "Common Stock Equivalents") without payment of any consideration by such holder for the additional shares of Common Stock or Common Stock Equivalents, then, as of such record date (or the date of such distribution, split or subdivision if no record date is fixed), the Exercise Price shall (i) in the case of a split or subdivision, be appropriately decreased and the number of the Shares shall be appropriately increased in proportion to such increase of outstanding shares and (ii) in the case of a dividend or other distribution, the holder of the warrant shall have the right to acquire without additional consideration, upon exercise of the warrant, such property or cash as would have been distributed in respect of the shares of Common Stock for which the warrant was exercisable had such shares of Common Stock been outstanding on the date of such distribution.

(c)
Combination of Shares. If the number of shares of Common Stock outstanding at any time after the date hereof is decreased by a combination or reverse stock split of the outstanding shares of Common Stock, the Exercise Price shall be appropriately increased and the number of the Shares shall be appropriately decreased in proportion to such decrease in outstanding shares.

(d)
Adjustments for Other Distributions. In the event the Company shall declare a distribution payable in securities of other persons, evidences of indebtedness issued by the Company or other persons, assets (excluding cash dividends) or options or rights not referred to in Section 6(b), upon exercise of this Warrant, Holder shall be entitled to a proportionate share of any such distribution as though Holder was the holder of the number of shares of Common Stock of the Company into which this Warrant may be exercised as of the record date fixed for the determination of the holders of Common Stock of the Company entitled to receive such distribution.

(e)
Certificate as to Adjustments. In the case of each adjustment or readjustment of the Exercise Price pursuant to this Section 6, the Company will promptly compute such adjustment or readjustment in accordance with the terms hereof and cause a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based to be delivered to Holder. The Company will, upon the written request at any time of Holder, furnish or cause to be furnished to Holder a certificate setting forth:

(i)	Such adjustment and readjustments;

(ii)	The Exercise Price at the time in effect; and

(iii)	The number of Shares and the amount, if any, of other property at the time receivable upon the exercise of the Warrant.

(f)	Notices of Record Date, etc. In the event of:

(i)
Any taking by the Company of a record of the holders of any class of securities of the Company for the purpose of determining the holders thereof who are entitled to receive any dividends or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right; or

(ii)
Any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all of the assets of the Company to any other person or any consolidation, share exchange or merger involving the Company; or

(iii)	Any voluntary or involuntary dissolution, liquidation or winding up of the Company, the Company will mail to Holder at least 5 days prior to the earliest date specified herein, a notice specifying:

A	The date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right; and

B
The date on which any such reorganization, reclassification, transfer, consolidation, share exchange, merger, dissolution, liquidation or winding up is expected to become effective and the record date for determining stockholders entitled to vote thereon.

7.  Reservation of Common Stock. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the exercise of this Warrant, such number of its shares of Common Stock as shall from time to time be sufficient to effect the exercise of this Warrant, and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the exercise of the entire Warrant, in addition to such other remedies as shall be available to the holder of this Warrant, the Company will use commercially reasonable efforts to take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

8.  Split-Up, Combination, Exchange and Transfer of Warrants. Subject to and limited by the provisions of Section 4(a) hereof, this Warrant may be assigned, split up, combined or exchanged for another Warrant or Warrants containing the same terms and entitling the Holder to purchase a like aggregate number of Shares. If the Holder desires to split up, combine or exchange this Warrant, the Holder shall make such request in writing delivered to the Company and shall surrender to the Company this Warrant and any other Warrants to be so assigned, split up, combined or exchanged. Upon any such surrender for a split-up, combination or exchange, the Company shall execute and deliver to the person entitled thereto a Warrant or Warrants, as the case may be, as so requested. The Company shall not be required to effect any split-up, combination or exchange which will result in the issuance of a Warrant that entitled the Warrant holder to purchase upon exercise a fraction of a share of Common Stock or a fractional Warrant. The Company may require such Holder to pay a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any split-up, combination or exchange of Warrants.

9.  Successors and Assigns. All the covenants and provisions of this Warrant shall bind and inure to the benefit of the Company's successors and assigns, and the heirs, legatees, devisees, executors, administrators, personal and legal representatives, and successors and permitted assigns of Holder.

10.  Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of Delaware.

11.  Address for Notices.

COMPANY:	HOLDER:
Michael Crozier
Bryan and Company LLP
2600 Manulife Place
10180 - 101 Street
Edmonton Alberta
Canada T5J 3Y2

with a copy to:

The Secretary,
Wescorp Energy Inc
Suite 770, 435 - 4th Avenue S.W
Calgary, Alberta.
Canada T2P 3A8
«Holders_Name» «Address» «City_Province__Postal»

12.  Regulation D.

The issuance of this Warrant is subject to the representations of the Holder hereof that it is an “accredited investor” as defined by Regulation D of the SEC, and the express warranty to the acquisition hereof, in exchange for $1.00, receipt of which is acknowledged by Company, that the acquisition was for investment and not for resale. Investor also warrants it has had access to the filings of the Company on the SEC EDGAR site at www.sec.gov, and has had the opportunity to review said filings and ask questions with respect thereto and other investment-related questions of management of the Company. Neither the Warrant nor Shares acquired hereunder are registered and are “restricted securities” as that term is used SEC Rule 144. No subsequent transfer or assignment may be made hereof, or of any Shares acquired hereunder unless to an accredited investor in a transaction exempt from registration under the Securities Act of 1933 and the laws of any other governing jurisdiction.

Wescorp Energy Inc. By: _______________________________ Name: Douglas E. Biles Title: President & CEO